                                                                   EXHIBIT 10.19

                       AMENDMENT NO. 1 TO CREDIT AGREEMENT

         This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this "Amendment"), dated as of May 14, 2003, is entered into among TEAM HEALTH, INC., a Tennessee corporation (the "Borrower"), FLEET NATIONAL BANK, individually and as administrative agent (the "Administrative Agent") and the other Lenders signatory hereto.

                                R E C I T A L S:

         A. The Borrower, the Lenders, Fleet National Bank, as an Issuing Bank, as the Swing Line Bank, and as Administrative Agent, Bank of America, N.A., as an Issuing Bank, Banc of America Securities LLC, as Syndication Agent, and General Electric Capital Corporation, as Documentation Agent, are parties to that certain $300,000,000 Credit Agreement, dated as of May 1, 2002 (the "Agreement"). Each capitalized term used but not otherwise defined herein shall have the meaning ascribed to such term by the Agreement.

         B. The Borrower, the Administrative Agent and the Lenders wish to amend the Agreement on the terms and conditions set forth below.

         NOW THEREFORE, in consideration of the premises and the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Amendment of the Agreement. Effective as of March 31, 2003, the Agreement shall be amended as follows:

                  1.1 Section 1.1 of the Agreement is amended by amending the definition of the term "EBITDA" by replacing the word "and" immediately prior to clause (xiii) with a "," and adding the following clause (xiv) thereto and replacing in its entirety the proviso immediately following thereafter, as follows:

                  "(xiv) the non-cash charge taken in the first fiscal quarter of Fiscal Year 2003 for professional liability reserves in an amount not to exceed $51 million in the aggregate; provided, that with respect to each of clauses (ii) through (xiv) such amounts shall be added to Net Income pursuant to this definition only to the extent such amounts were deducted in determining Net Income,"

         2. Conditions Precedent to Amendments. This Amendment shall be effective as of the date first set forth above; provided, however, that Section 1 hereof shall not become operative and shall be of no force or effect unless each of the conditions set forth in this Section 2 shall be satisfied and the delivery of the following documents to the Administrative Agent, in form and substance satisfactory to the Administrative Agent and its counsel, shall have occurred.

                  2.1      Documentation.

                           (a) This Amendment shall have been duly executed and
                  delivered by the Administrative Agent, the Borrower and the Required Lenders (without respect to whether it has been executed and delivered by all the Lenders).

                           (b) The Borrower shall have delivered to the
                  Administrative Agent a Reaffirmation of Guaranty and Security Agreement in the form of Exhibit A hereto executed by the Borrower and each of the Guarantors.

                  2.2 Payment of Fees. The Borrower shall have paid to the Administrative Agent for the account of each Lender approving this Amendment and delivering its executed signature page (by facsimile or other means acceptable to the Administrative Agent) on or prior to 5:00 P.M. (New York time) on May 14, 2003 a fee of 2.50 basis points of each such Lender's Commitment.

         3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each Lender that:

                  (a) The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of its obligations under this Amendment are within the corporate powers of the Borrower, have been duly authorized by all necessary corporate action on the part of the Borrower, have received all necessary governmental approval (if any shall be required), and do not and will not (i) violate any provision of law or any order, decree or judgment of any court or other government agency which is binding on the Borrower or any Subsidiary,
         (ii) contravene or conflict with, or result in a breach of, any provision of any organizational documents of the Borrower or any Guarantor or of any material agreement, indenture, instrument or other document which is binding on the Borrower or any Subsidiary or (iii) result in or require the creation or imposition of any Lien on any property of the Borrower or any Subsidiary (other than Liens arising under the Loan Documents).

                  (b) There have been no amendments, supplements or modifications to any of the Articles of Incorporation, Bylaws, resolutions of the Board of Directors or certificate of incumbency of the Borrower previously delivered to the Administrative Agent on May 1, 2002.

                  (c) Each of the representations and warranties of the Borrower and the Guarantors contained in the Loan Documents, as amended hereby, is true and correct in all material respects on and as of the date hereof as if made on the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date other than the date hereof, in which case, as of such specific date.

                  (d) As of the date hereof, after giving effect to this Amendment, no Default or Event of Default under the Agreement or any other Loan Document has occurred and is continuing.

         4.       Miscellaneous.

                  4.1 From and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Agreement in any of the other Loan Documents shall mean and be a reference to the Agreement as amended hereby.

                  4.2 Except as specifically set forth above, the Agreement and the Exhibits thereto shall remain unaltered and in full force and effect and the respective terms, conditions or covenants thereof are hereby in all respects ratified and confirmed.

                  4.3 This Amendment may be executed in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

                  4.4 THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS RULES PERTAINING TO CONFLICTS OF LAWS OTHER THAN GENERAL OBLIGATIONS LAW
SECTION 5-1401.

                            [signature pages follow]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                            TEAM HEALTH, INC.

                                            By: /s/ Robert Abramowski
                                               ____________________________

                                            Name: Robert Abramowski
                                                  _________________________

                                            Title: Executive Vice President
                                                   ________________________


SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                            FLEET NATIONAL BANK,
                                              AS ADMINISTRATIVE AGENT,
                                              AS LENDER,
                                              AS ISSUING BANK AND
                                              AS SWING LINE BANK

                                            By: /s/ Ginger Stolzenhaler
                                                _______________________________

                                            Name: Ginger Stolzenhaler
                                                  _____________________________

                                            Title: Managing Director
                                                   ____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                            BANK OF AMERICA, N.A.
                                             as Lender and
                                             as Issuing Bank

                                            ____________________________________





                                            By:       /s/ Peter D. Griffith
                                                ________________________________

                                            Name:      Peter D. Griffith
                                                  ______________________________

                                            Title:     Managing Director
                                                   _____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                            General Electric Capital Corporation





                                            By:  /s/ Katherine R. Loft
                                                 ______________________________

                                            Name: Katherine Loft
                                                  _____________________________

                                            Title: Duly Authorized Secretary
                                                   ____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                            BROWN BROTHERS HARRIMAN & CO.





                                            By: /s/ John D. Rogers
                                                _______________________________

                                            Name: John D. Rogers
                                                  _____________________________

                                            Title: Senior Vice President
                                                   ____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                            LASALLE BANK. N.A.




                                            By: /s/ Sarah Rusher
                                                _______________________________

                                            Name: Sarah Rusher
                                                  _____________________________

                                            Title: First Vice President
                                                   ____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                            Lehman Commercial Paper, Inc.
                                            ____________________________________





                                            By:    /s/ Francis J. Chang
                                                ________________________________

                                            Name:    Francis J. Chang
                                                  ______________________________

                                            Title:  Authorized Signatory
                                                   _____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                                  UBS AG, Stamford Branch
                                            ____________________________________




                                            By:  /s/ Wilfred V. Saint
                                                ________________________________

                                            Name:  Wilfred V. Saint
                                                  ______________________________

                                            Title: Associate Director
                                                   Banking Products Services, US
                                                   _____________________________



                                            By:  /s/ Lynda Feliciano
                                                ________________________________

                                            Name:  Lynda Feliciano
                                                  ______________________________

                                            Title: Associate Director
                                                   _____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                            CSAM Funding I
                                            ____________________________________




                                                /s/ Andrew H. Marshak
                                            By: ________________________________

                                                    Andrew H. Marshak
                                            Name: ______________________________

                                                    Authorized Signatory
                                            Title: _____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                      Denali Capital LLC, managing member of
                                      DC Funding Partners, portfolio manager for
                                      DENALI CAPITAL CLO I, LTD., or an
                                      affiliate
                                            ____________________________________





                                            By:   /s/ Gregory R. Cooper
                                                ________________________________

                                            Name:    Gregory R. Cooper
                                                  ______________________________

                                            Title:   Managing Director
                                                   _____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                            Denali Capital LLC, managing member
                                            of DC Funding Partners, portfolio
                                            manager for DENALI CAPITAL CLO II,
                                            LTD., or an affiliate
                                            ____________________________________





                                            By:  /s/ Gregory R. Cooper
                                                ________________________________

                                            Name:  Gregory R. Cooper
                                                  ______________________________

                                            Title:  Managing Director
                                                   _____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                            WINGED FOOT FUNDING TRUST


                                            By: /s/ Diana M. Himes
                                                ________________________________

                                            Name: Diana M. Himes
                                                  ______________________________

                                            Title: Authorized Agent
                                                   _____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                            KZH CNC LLC

                                            By:     /s/ Susan Lee
                                               _____________________________

                                            Name:       Susan Lee
                                                 ___________________________

                                            Title:      Authorized Agent
                                                  __________________________


SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                                       SRF 2000, INC.





                                            By:  /s/ Diana M. Himes
                                                 _______________________________

                                            Name:  Diana M. Himes
                                                 _______________________________

                                            Title: Assistant Vice President
                                                 _______________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                                      SRF TRADING, INC.





                                            By:  /s/ Diana M. Himes
                                                 ______________________________

                                            Name:  Diana M. Himes
                                                   ____________________________

                                            Title: Assistant Vice President
                                                   ____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                                    ATRIUM CDO





                                            By:  /s/ Andrew H. Marshak
                                                 ______________________________

                                            Name:  Andrew H. Marshak
                                                   ____________________________

                                            Title: Authorized Signatory
                                                   ____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                                    CSAM FUNDING II




                                            By:  /s/ Andrew H. Marshak
                                                 ______________________________

                                            Name:  Andrew H. Marshak
                                                   ____________________________

                                            Title: Authorized Signatory
                                                   ____________________________




SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                            Sankaty Advisors, LLC as Collateral
                                            Manager for Great Point CLO 1999-1
                                            LTD., as Term Lender

                                            ____________________________________





                                            By:   /s/ Diane J. Exter
                                                ________________________________

                                            Name:    Diane J. Exter
                                                  ______________________________

                                                       Managing Director
                                            Title:     Portfolio Manager
                                                   _____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                            HARBOUR TOWN FUNDING LLC
                                            ____________________________________





                                            By:   /s/ Diana M. Himes
                                                ________________________________

                                            Name:   Diana M. Himes
                                                  ______________________________

                                            Title:  Assistant Vice President
                                                   _____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                           Flagship CLO 2001-1

                                           By: Flagship Capital Management, Inc.




                                           By:  /s/ Colleen Cunniffe
                                                _______________________________

                                           Name: Colleen Cunniffe
                                                 ______________________________

                                           Title: Director
                                                 ______________________________





                                           Flagship CLO II

                                           By: Flagship Capital Management, Inc.




                                           By:  /s/ Colleen Cunniffe
                                                _______________________________

                                           Name: Colleen Cunniffe
                                                 ______________________________

                                           Title: Director
                                                 ______________________________

                                           JUPITER FUNDING TRUST




                                           By:  /s/ Diana M. Himes
                                                _______________________________

                                           Name: Diana M. Himes
                                                 ______________________________

                                           Title: Authorized Agent
                                                 ______________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                         VENTURE CDO 2002, LIMITED

                                         By its investment advisor, Barclays
                                         Capital Asset Management Limited,

                                         By its sub-advisor, Barclays Bank PLC,
                                         New York Branch

                                         ____________________________________




                                            By:     /s/ Kenneth Ostmann
                                                ________________________________

                                            Name:   Kenneth Ostmann
                                                  ______________________________

                                            Title:  Director
                                                   _____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                       STEIN ROE & FARNHAM CLO I LTD.

                                       By: Columbia Management Advisors, Inc.
                                       (f/k/a Stein Roe & Farnham Incorporated),
                                       As Portfolio Manager
                                            ____________________________________





                                            By: /s/ Kathleen A. Zam
                                                ________________________________

                                            Name: Kathleen A. Zam
                                                  ______________________________

                                            Title: Senior Vice President
                                                   _____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                       AURUM CLO 2002-1 LTD,

                                       BY: COLUMBIA MANAGEMENT ADVISORS, INC.
                                       (F/B/A STEIN ROE & RAMHAM INCORPORATED),
                                       AS INVESTMENT MANAGER




                                        By: /s/ Kathleen A. Zam
                                            _______________________________

                                        Name: Kathleen A. Zam
                                              _____________________________

                                        Title: Senior Vice President
                                               ____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                       Golden Tree Loan Opportunities I. Limited
                                       BY: GOLDEN TREE ASSET MANAGEMENT, LP





                                       By: /s/ Thomas M. O'Shea
                                           ______________________________

                                       Name: Thomas M. O'Shea
                                             ____________________________

                                       Title: Analyst
                                              ___________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                         DRYDEN LEVERAGED LOAN CDO 2002-I

                                     By: Prudential Investment Management, Inc.,
                                         as Collateral Manager


                              By:     /s/ Janet G. Crowe
                                      ________________________________

                              Name:   Janet G. Crowe
                                      ________________________________

                              Title:  Vice President
                                      _____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                          WINDSOR LOAN FUNDING, LIMITED

                                      By: Stanfield Capital Partners LLC
                                            as its Investment Manager


                              By:     /s/ Christopher A. Bondy
                                      ________________________________

                              Name:   Christopher A. Bondy
                                      ________________________________

                              Title:  Partner
                                      _____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                      LIBERTY FLOATING RATE
                                      ADVANTAGE FUND

                                      By: Columbia Management Advisors, Inc.
                                      (f/k/a/ Stein Roe & Farnham Incorporated),
                                      As Advisor



                                      By: /s/ Kathleen A. Zam
                                          ______________________________

                                      Name: Kathleen A. Zam
                                            ____________________________

                                      Title: Senior Vice President
                                             ___________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                           _____________________________________
                                           Sankaty Advisors, Inc., as Collateral
                                           Manager for Brant Point CBO
                                           1000-1 LTD., as Term Lender





                                           By: /s/ DIANE J. EXTER
                                               _________________________________

                                           Name: DIANE J. EXTER
                                                 _______________________________

                                            Title: MANAGING DIRECTOR
                                                   PORTFOLIO MANAGER
                                                   _____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                            VENTURE II CDO 2002, LIMITED

                                            By its investment advisor, Barclays
                                            Bank PLC,
                                            New York Branch
                                            ____________________________________





                                            By:   /s/ Kenneth Ostmann
                                                ________________________________

                                            Name:    Kenneth Ostmann
                                                  ______________________________

                                            Title:    Director
                                                   _____________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                            LONG LANE MASTER TRUST IV

                                            By: Fleet National Bank as Trust
                                                Administrator




                                            By: /s/ Renee Nadler
                                                _______________________________

                                            Name:   Renee Nadler
                                                    ___________________________

                                            Title:  Managing Director
                                                    ___________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                      Denali Capital LLC, managing member of
                                      DC Funding Partners, portfolio manager for
                              ______  DENALI CAPITAL CLO III, LTD., or an
                                      affiliate




                              By:     /s/ Gregory R. Cooper
                                      ________________________________

                              Name:   Gregory R. Cooper
                                      ________________________________

                              Title:  Managing Director
                                      ________________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                         DRYDEN III-LEVERAGED LOAN CDO 2002

                                     By: Prudential Investment Management, Inc.,
                                         as Collateral Manager


                              By:     /s/ Janet G. Crowe
                                      ________________________________

                              Name:   Janet G. Crowe
                                      ________________________________

                              Title:  Vice President
                                      ________________________________



SIGNATURE PAGE TO AMENDMENT NO. 1
TO CREDIT AGREEMENT FOR TEAM HEALTH, INC.

                                    EXHIBIT A

                REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

                  Each of the undersigned acknowledges receipt of a copy of Amendment No. 1 to Credit Agreement (the "Amendment") dated as of May 14, 2003, consents to such Amendment and hereby reaffirms its obligations under (i) the Holdings Guaranty dated as of May 1, 2002 in favor of Fleet National Bank, as administrative agent and the Secured Parties (as defined in the Credit Agreement), (ii) the Subsidiary Guaranty dated as of May 1, 2002 in favor of Fleet National Bank, as administrative agent and the Secured Parties, (iii) the Holdings Pledge Agreement dated as of May 1, 2002 by and between Team Health Holdings, L.L.C. and Fleet National Bank, as administrative agent for the Secured Parties, (iv) the Security Agreement dated as of May 1, 2002 by and among Team Health, Inc., the Subsidiary Guarantors (as defined in the Credit Agreement) and Fleet National Bank, as administrative agent for the Secured Parties, (v) The Pledge Agreement dated April 11, 2003 by and between Team Health, Inc. and Fleet National Bank, as administrative agent for the Secured Parties, and (vi) the Intellectual Property Security Agreement dated as of May 1, 2002 by and among Team Health, Inc., the Subsidiary Guarantors and Fleet National Bank, as administrative agent for the Secured Parties.

Dated as of May 14, 2003

                                   TEAM HEALTH, INC.


                                   By:_________________________________

                                   Name: H. Lynn Massingale
                                          _____________________________

                                   Title: President
                                          _____________________________

                                   Address: 1900 Winston Road
                                   Knoxville, TN 37919

                                   TEAM HEALTH HOLDINGS, L.L.C.


                                   By:_________________________________

                                   Name: H. Lynn Massingale
                                          _____________________________

                                   Title: President and Chief Executive Officer
                                          _____________________________________

                                   Address: c/o Madison Dearborn Partners
                                   Three First National Plaza
                                   Suite 3800
                                   Chicago, Illinois 60602

                                    EXHIBIT A

                REAFFIRMATION OF GUARANTY AND SECURITY AGREEMENT

                  Each of the undersigned acknowledges receipt of a copy of Amendment No. 1 to Credit Agreement (the "Amendment") dated as of May 14, 2003, consents to such Amendment and hereby reaffirms its obligations under (i) the Holdings Guaranty dated as of May 1, 2002 in favor of Fleet National Bank, as administrative agent and the Secured Parties (as defined in the Credit Agreement), (ii) the Subsidiary Guaranty dated as of May 1, 2002 in favor of Fleet National Bank, as administrative agent and the Secured Parties, (iii) the Holdings Pledge Agreement dated as of May 1, 2002 by and between Team Health Holdings, L.L.C. and Fleet National Bank, as administrative agent for the Secured Parties, (iv) the Security Agreement dated as of May 1, 2002 by and among Team Health, Inc., the Subsidiary Guarantors (as defined in the Credit Agreement) and Fleet National Bank, as administrative agent for the Secured Parties, (v) The Pledge Agreement dated April 11, 2003 by and between Team Health, Inc. and Fleet National Bank, as administrative agent for the Secured Parties, and (vi) the Intellectual Property Security Agreement dated as of May 1, 2002 by and among Team Health, Inc., the Subsidiary Guarantors and Fleet National Bank, as administrative agent for the Secured Parties.

Dated as of May 14, 2003

                                   TEAM HEALTH, INC.


                                   By:  /s/ Robert Abramowski
                                        _________________________________

                                   Name: Robert Abramowski
                                         ________________________________

                                   Title: Executive Vice President
                                          _______________________________

                                   Address: 1900 Winston Road
                                   Knoxville, TN 37919

                                   TEAM HEALTH HOLDINGS, L.L.C.

                                   By:  /s/ Robert Abramowski
                                        _________________________________

                                   Name: Robert Abramowski
                                         ________________________________

                                   Title: Executive Vice President
                                          _______________________________

                                   Address: c/o Madison Dearborn Partners
                                   Three First National Plaza
                                   Suite 3800
                                   Chicago, Illinois 60602

                                   ACCESS NURSE PM, INC.
                                   AFTER HOURS PEDIATRIC PRACTICES, INC.
                                   CLINIC MANAGEMENT SERVICES, INC.
                                   EMERGICARE MANAGEMENT, INCORPORATED
                                   HOSPITAL BASED PHYSICIAN SERVICES, INC.
                                   METROAMERICAN RADIOLOGY, INC.
                                   PARK MED OF FLORIDA, INC.
                                   ROSENDORF MARGULIES BORUSHOK
                                      SCHOENBAUM RADIOLOGY ASSOCIATES OF
                                      HOLLYWOOD, INC.
                                   TEAM ANESTHESIA, INC.
                                   THBS, INC.

                                   By:  /s/ David Jones
                                        _________________________________

                                   Name:  David Jones
                                          _______________________________

                                   Title: Vice President
                                          _______________________________

                                   Address:          1900 Winston Road
                                                     Knoxville, TN 37919



SIGNATURE PAGE TO REAFFIRMATION OF
GUARANTY AND SECURITY AGREEMENT

                                   CHARLES L. SPRINGFIELD, INC.
                                   DANIEL & YEAGER, INC.
                                   DRS. SHEER, AHEARN AND ASSOCIATES, INC.
                                   EMERGENCY COVERAGE CORPORATION
                                   EMERGENCY PHYSICIAN ASSOCIATES, INC.
                                   EMERGENCY PROFESSIONAL SERVICES, INC.
                                   INPHYNET CONTRACTING SERVICES, INC. (survivor
                                      of mergers with Acute Care Specialists
                                      Co., Alliance Corporation, Emergency
                                      Management Specialists, Inc., Inphynet
                                      Anesthesia of West Virginia, Inc.,
                                      Inphynet Louisiana, Inc., Inphynet Medical
                                      Management Institute, Inc., Paragon
                                      Anesthesia, Inc., and Virginia Emergency
                                      Physicians, Inc.)
                                   INPHYNET SOUTH BROWARD, INC.
                                   INPHYNET JOLIET, INC.
                                   HERSCHEL FISCHER, INC.
                                   INPHYNET HOSPITAL SERVICES, INC.
                                   KARL G. MANGOLD, INC.
                                   MED: ASSURE SYSTEMS, INC. (survivor of a
                                      merger with THBS, Inc.)
                                   NORTHWEST EMERGENCY PHYSICIANS
                                      INCORPORATED
                                   PARAGON CONTRACTING SERVICES, INC. (survivor
                                      of mergers with Sarasota Emergency Medical
                                      Consultants, Inc. and Emergency Physicians of Manatee, Inc.)
                                   PARAGON IMAGING CONSULTANTS, INC.
                                   QUANTUM PLUS, INC.
                                   REICH, SEIDELMANN & JANICKI CO.
                                   SOUTHEASTERN EMERGENCY PHYSICIANS OF
                                      MEMPHIS, INC.
                                   SOUTHEASTERN EMERGENCY PHYSICIANS, INC.
                                      (survivor of a merger with Hospital Based
                                      Physician Services, Inc.)
                                   TEAM RADIOLOGY, INC.
                                   THE EMERGENCY ASSOCIATES FOR MEDICINE,
                                      INC. (survivor of a merger with Sentinel
                                      Medical Services, Inc.)
                                   VIRGINIA EMERGENCY PHYSICIANS, INC.

                                   By: /s/ David Jones
                                       _________________________________________

                                   Name:  David Jones
                                          ______________________________________

                                   Title: Vice President
                                          ______________________________________

                                   Address:          1900 Winston Road
                                                     Knoxville, TN 37919



SIGNATURE PAGE TO REAFFIRMATION OF
GUARANTY AND SECURITY AGREEMENT

                                 TEAM HEALTH FINANCIAL SERVICES, INC.

                                 By:  /s/ David Jones
                                      _____________________________________

                                 Name:  David Jones
                                        ___________________________________

                                 Title: President
                                        ___________________________________

                                  Address:     300 Delaware Avenue, 9th Floor
                                               Wilmington, Delaware  19801


                                 IMBS, INC.

                                 By:  /s/ Robert C. Joyner
                                      _____________________________________

                                 Name:  Robert C. Joyner
                                        ___________________________________

                                 Title: Vice President
                                        ___________________________________

                                 Address:          1900 Winston Road
                                                   Knoxville, TN 37919


                                 FISCHER MANGOLD PARTNERSHIP, a California
                                 General Partnership

                                 By: Herschel Fischer, Inc., its general partner
                                     Karl G. Mangold, Inc., its general partner

                                 By:  /s/ David Jones
                                      _____________________________________

                                 Name:  David Jones
                                        ___________________________________

                                 Title: Vice President
                                        ___________________________________

                                 Address:          1900 Winston Road
                                                   Knoxville, TN 37919



SIGNATURE PAGE TO REAFFIRMATION OF
GUARANTY AND SECURITY AGREEMENT

                                 MT. DIABLO EMERGENCY PHYSICIANS,
                                 a California General Partnership
                                 By: Herschel Fischer, Inc., its general partner
                                     Karl G. Mangold, Inc., its general partner

                                 By:  /s/ David Jones
                                      __________________________________________

                                 Name:  David Jones
                                        ________________________________________

                                 Title: Vice President
                                        ________________________________________

                                 Address:          1900 Winston Road
                                                   Knoxville, TN 37919


                                 PARAGON HEALTHCARE LIMITED PARTNERSHIP
                                 By: InPhyNet Hospital Services, Inc.,
                                     general partner

                                 By:  /s/ David Jones
                                      __________________________________________

                                 Name:  David Jones
                                        ________________________________________

                                 Title: Vice President
                                        ________________________________________

                                 Address:          1900 Winston Road
                                                   Knoxville, TN 37919


                                 TEAM HEALTH BILLING SERVICES, L.P.
                                 By: Team Health, Inc.,  general partner

                                 By:  /s/ Robert Abramowski
                                      __________________________________________

                                 Name:  Robert Abramowski
                                        ________________________________________

                                 Title: Executive Vice President
                                        ________________________________________

                                 Address:          1900 Winston Road
                                                   Knoxville, TN 37919


                                 TEAM HEALTH SOUTHWEST L.P.
                                 By: Team Radiology, Inc.,  general partner

                                 By:  /s/ David Jones
                                      __________________________________________

                                 Name:  David Jones
                                        ________________________________________

                                 Title: Vice President
                                        ________________________________________

                                 Address:          1900 Winston Road
                                                   Knoxville, TN 37919

SIGNATURE PAGE TO REAFFIRMATION OF
GUARANTY AND SECURITY AGREEMENT

                                 TEAM HEALTH ANESTHESIA MANAGEMENT
                                  SERVICES, INC. (f/k/a Integrated Specialists
                                  Management Services, Inc.)
                                 MEDICAL MANAGEMENT RESOURCES, INC.
                                 PHYSICIAN INTEGRATION CONSULTING
                                    SERVICES, INC.


                                 By:    /s/ David Jones
                                        ______________________________________

                                 Name:  David Jones
                                        ______________________________________

                                 Title: Vice President
                                        ______________________________________

                                          Address: 1900 Winston Road
                                                   Knoxville, TN 37919


                                 SPECTRUM HEALTHCARE SERVICES, INC.
                                 SPECTRUM HEALTHCARE, INC.
                                 SPECTRUM HEALTHCARE RESOURCES OF DELAWARE, INC. SPECTRUM HEALTHCARE RESOURCES, INC.
                                 AMERICAN CLINICAL RESOURCES, INC. (f/k/a
                                    Spectrum Healthcare Nationwide, Inc.)
                                 SPECTRUM PRIMARY CARE OF DELAWARE, INC.
                                 SPECTRUM PRIMARY CARE, INC.
                                 SPECTRUM CRUISE CARE, INC.

                                 By:    /s/ David Jones
                                        _______________________________________

                                 Name:  David Jones
                                        _______________________________________

                                 Title: Vice President
                                        _______________________________________



                                             Address: 1900 Winston Road
                                                      Knoxville, TN 37919
SIGNATURE PAGE TO REAFFIRMATION OF
GUARANTY AND SECURITY AGREEMENT

                                   KELLY MEDICAL SERVICES CORPORATION
                                   HEALTH CARE ALLIANCE, INC.
                                   MEDICAL SERVICES, INC.
                                   CORRECTIONAL HEALTHCARE ADVANTAGE, INC.

                                   By: /s/ David Jones
                                       _________________________________________

                                   Name: David Jones
                                         _______________________________________

                                   Title: Vice President
                                          ______________________________________

                                            Address: 1900 Winston Road
                                                     Knoxville, TN 37919



SIGNATURE PAGE TO REAFFIRMATION OF
GUARANTY AND SECURITY AGREEMENT